Exhibit 10.13



                             Subscription Agreement
                              Texhoma Energy, Inc.

                             SUBSCRIPTION AGREEMENT
                                       IN
                              TEXHOMA ENERGY, INC.



     1.   SUBSCRIPTION.  The  undersigned  (often  referred to individually as
          ------------
"Purchaser" or "Shareholder") hereby agrees to become an investor in Texhoma Energy, Inc., a Nevada corporation (the "Company"), and to purchase 7,500,000 shares ("Shares") of common stock ("Common Stock") at a price of $0.04 per share.

     2.   REPRESENTATIONS  BY THE UNDERSIGNED.  The undersigned represents and
          -----------------------------------
warrants  as  follows:

          a. The undersigned is purchasing the Shares without being furnished any offering literature or prospectus;

          b. The undersigned recognizes that the Shares of Common Stock have not been registered under the Securities Act of 1933, as amended ("Act"), nor under the securities laws of any state and, therefore, cannot be resold unless resale of is registered under the Act or unless an exemption from registration is available; no public agency has passed upon the fairness of the terms of the offering; the undersigned may not sell the Shares without registering them under the Act and any applicable state securities laws unless exemptions from such registration requirements are available with respect to any such sale;

          c. The undersigned is acquiring the Shares for his own account for long-term investment and not with a view toward resale, fractionalization or division, or distribution thereof, and he does not presently have any reason to anticipate any change in his circumstances, financial or otherwise, or particular occasion or event which would necessitate or require his sale or distribution of the Shares. No one other than the undersigned has any beneficial interest in said securities;

          d.   The undersigned  acknowledges  as  follows:

        _____ (i) I am an Accredited Investor because I meet one of the following items:

               is a natural person who has an individual net worth, or joint net worth with that person's spouse of more than $1,000,000; or

               is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

               is a bank as defined in Section 3(a)(2) of the 1933 Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act whether acting in its individual or fiduciary capacity; or

               any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or

               is an insurance company as defined in Section 2(13) of the 1933 Act; or

               is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; or development company as defined in Section 2(a)(48) of that act; or is a Small Business Investment Company licensed by the U. S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

               is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the invest-ment decision is made by a "plan fiduciary" (as defined in Section 3(21) of such act) which is either a bank, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directive plan, its investment decisions are made solely by persons that are accredited investors; or

               is  a  "private  business  development  company"  as  defined  in
               Section  202(a)(22)  of  the  Investment Advisors Act of 1940; or

               is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; or

               any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares of Common Stock, whose purchase is directed by a sophisticated person as defined in the rules and regulations of the 1933 Act; or

               is an entity in which all of the equity owners fall within one of the categories set forth above in (1) through (11); or

               is otherwise an Accredited Investor as defined in Section 501 of Regulation D as adopted by the Securities and Exchange Commission.

        -----  (ii)  I  am  not  an  Accredited  Investor.

          X    (iii) I  reside  outside  of  the  United  States.
        -----

          e. The undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Shares and of making an informed investment decision, and does not require a Purchaser Representative in evaluating the merits and risks of an investment in the Shares;

          f. The undersigned recognizes that the investment herein is a speculative venture and that the total amount of funds tendered to purchase Shares is placed at the risk of the business and may be completely lost. The purchase of Shares as an investment involves special risks;

          g. The undersigned realizes that the Common Stock cannot readily be sold as they will be restricted securities and therefore the Shares must not be purchased unless the undersigned has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties and the undersigned can provide for current needs and possible personal contingencies;

          h. The undersigned confirms and represents that he, she or it is able (i) to bear the economic risk of his, her or its investment, (ii) to hold the Shares for an indefinite period of time, and (iii) to afford a complete loss of his, her or its investment. The undersigned also represents that he, she or it has (i) adequate means of providing for his, her or its current needs and possible personal contingencies, and (ii) has no need for liquidity in this particular investment;

          i. The undersigned understands that the ability to transfer the Shares will be restricted which includes restrictions against transfers unless the transfer is effected in compliance with the

               1933 Act and applicable state securities laws (including investment suitability standards); that the Company will consent to a transfer of the Shares only if the transferee represents that such transferee meets the suitability standards required of an initial subscriber and that the Company has the right, in its sole discretion, to refuse to consent to the transfer of the Shares;

          j. All information which the undersigned has provided to the Company concerning the undersigned's financial position and knowledge of financial and business matters is correct and complete as of the date hereof, and if there should be any material change in such information prior to acceptance of this Agreement by the Company, the undersigned will immediately provide the Company with such information;

          k. The undersigned has carefully considered and has, to the extent he, she or it believes such discussion necessary, discussed with his, her or its professional, legal, tax and financial advisors, the suitability of an investment in the Shares for his, her or its particular tax and financial situation and that the undersigned and his, her or its advisers, if such advisors were deemed necessary, have determined that the Shares are a suitable investment for him;

          l. The undersigned has not become aware of this offering and has not been offered Shares by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to the undersigned's knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising; and

          m. The undersigned (i) is a bona fide resident of the state set forth as his, her or its "residence address" in this Subscription Agreement and Acknowledgment of Investment.


     3.   Indemnification.  It  is  acknowledged  that  the  meaning and legal
          ---------------
consequences of the representations and warranties contained in this Agreement are understood and the undersigned hereby agrees to indemnify and hold harmless the Company and each purchaser of Shares from and against any and all loss, damage, and liability due to or arising out of a breach of any of the representations and warranties made in this Agreement. The representations and warranties contained herein are intended to and shall survive delivery of the Agreement.

     4.   Restrictions  on  Transferability of Shares.  The undersigned hereby
          -------------------------------------------
agrees that the securities being purchased by him and any agreement or certificate evidencing such securities shall be stamped or otherwise imprinted with a conspicuous legend in substantially the following form:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933 or any state securities act. The securities have been acquired for investment and may not be sold, transferred, pledged or hypothecated unless (i) they shall have been registered under the Securities Act of 1933 and any applicable state securities act, or (ii) the corporation shall have been furnished with an opinion of counsel, satisfactory to counsel for the corporation, that registration is not required under any such acts."

     5.   Number  of  Shares  Purchased.  The undersigned  hereby subscribes  to
          -----------------------------
purchase 7,500,000 Shares for an aggregate purchase price of $300,000 ($0.04 per Share). The undersigned agrees to pay the purchase price via a check, payable to "Texhoma Energy, Inc."

     This  Agreement  is  executed  this  the       day  of           , 2006, at
                                             -------       -----------
    Vancouver     ,      Canada
-----------------  --------------------.





                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

TYPE  OF  OWNERSHIP  (CHECK  ONE):

          INDIVIDUAL  OWNERSHIP  (one  signature  required)
--------

          TRUST  (please  include  name  of  trust,  name  of  trustee, and date
-------- trust was formed and copy of the Trust Agreement or other authorization)

          PARTNERSHIP (please include a copy of the Partnership Agreement -------- authorizing signature)

          CORPORATION (please include a certified corporate resolution -------- authorizing signature)

                               Frank A. Jacobs
         ---------------------------------------------------------------
               Please print here the exact name (registration) the purchaser desires to appear in the records of the Company.

            401-1050 Burrard Str, Vancouver, B.C.  Canada  V6Z 253
         --------------------------------------------------------------
                      Please print here the exact address
         the purchaser desires to appear in the records of the Company.



 ------------------------------------------------------------------------------
 If interest payments are to be made to an address other than that shown above
                                    (i.e., a
  brokerage account), please print here such address and account designation.



--------------------------------------------------------------------------------
Please  provide  the  purchaser's  Social  Security  or  Taxpayer Identification
Number


EXECUTION:

Please  execute  this  Agreement  by  completing  the appropriate section below.


1.   If  the  subscriber  is  an  INDIVIDUAL,  complete  the  following:

                              /s/ Frank A. Jacobs
                              ------------------------------------------------
                              Signature  of  purchaser

                              Frank A. Jacobs
                              ------------------------------------------------
                              Name  (please  type  or  print)


                              ------------------------------------------------
                              Name  (please  type  or  print)

2.   If  the  subscriber  is  a  CORPORATION,  complete  the  following:

     The undersigned hereby represents, warrants and covenants that the undersigned has been duly authorized by all requisite action on the part of the corporation listed below ("Corporation") to acquire the Shares and, further, that the Corporation has all requisite authority to acquire such Shares.

     The officer signing below represents and warrants that each of the above representations or agreements or understandings set forth herein has been made by the Corporation and that he or she has authority under the Articles of Incorporation, bylaws, and resolutions of the Board of Directors of such Corporation to execute and deliver this Agreement on behalf of the Corporation.


                              ------------------------------------------------
                              Name  of  Corporation  (please  type  or  print)


                              By:
                                 ---------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------

3.   If  the  subscriber  is  a  PARTNERSHIP,  complete  the  following:

     The undersigned hereby represents, warrants and covenants that the undersigned is a general partner of the Partnership named below ("Partnership"), has been duly authorized by the Partnership to acquire the Shares and the Partnership has all requisite authority to acquire such Shares.

     The undersigned represents and warrants that each of the above representations or agreements or understandings set forth herein has been made by the Partnership and he or she is authorized by such Partnership to execute and deliver this Agreement. Such General Partner has enclosed a true copy of the Partnership Agreement of said Partnership, as amended to date, together with a current and complete list of all Partners thereof.


                              -----------------------------------------------
                              Name  of  Partnership  (please  type  or  print)


                              By:
                                 --------------------------------------------
                              Name:
                                   ------------------------------------------
                              Title:
                                    -----------------------------------------

4.   If  the  subscriber  is  a  TRUST,  complete  the  following:

     The undersigned hereby represents, warrants and covenants that he or she is duly authorized by the terms of the trust instrument ("Trust Instrument") governing the trust ("Trust") set forth below to acquire the Shares and that the undersigned, as trustee, has all requisite authority to acquire such Shares for the Trust.

     The undersigned, as trustee, executing this Agreement on behalf of the Trust, represents and warrants that each of the above representations or agreements or understandings set forth herein has been made by the Trust and he or she is authorized by such Trust to execute and deliver this Agreement. Such trustee encloses a true copy of the Trust Instrument of said Trust, as amended to date.


                                     -----------------------------------------
                                     Name  of  Trust  (please  type  or  print)


                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------

================================================================================

     ACCEPTED BY TEXHOMA ENERGY, INC. this the      day of           , 2006.
                                              ------      ----------

TEXHOMA  ENERGY,  INC.


By /s/ Frank A. Jacobs
  -------------------------------------
Frank  A.  Jacobs,  Executive  Chairman